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                                                                 EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in the registration statement on Form SB-2 (File No. 333-31969) of our report dated July 22, 1997, on our audits of the financial statements of CTI Industries Corporation. We also consent to the reference to our firm in the "Summary Financial Information," "Selected Financial Data" and under the caption "Experts."





                                                  /s/ Coopers & Lybrand L.L.P.
                                                  ---------------------------
                                                  COOPERS & LYBRAND L.L.P.

Chicago, Illinois
October 2, 1997